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                             THE VANGUARD GROUP (R)

                         VANGUARD(R) MONEY MARKET FUNDS
                             PROSPECTUS SUPPLEMENT

IMPORTANT INFORMATION ABOUT FUND MINIMUMS FOR NEW ACCOUNTS

Effective immediately, for all money market funds except Vanguard Admiral Treasury Money Market Fund, $3,000 is required to open and maintain new IRAs (excluding SEP-IRAs) and custodial accounts for minors. This new account minimum applies to IRAs and custodial fund accounts for minors opened on or after November 1, 2005. IRAs and custodial fund accounts for minors that were opened prior to November 1, 2005, are not subject to the new $3,000 account minimum.
     Vanguard Admiral Treasury Money Market Fund's $50,000 investment minimum for opening and maintaining all accounts remains unchanged.
     Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.





(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSMNY 112005